Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,

18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. § 1350 (adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Financial Officer of Dakota Growers Pasta Company, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 31, 2004 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  December 15, 2004

/s/ Thomas P. Friezen

Thomas P. Friezen
Chief Financial Officer